CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the current report on Form 8-
K and in the Registration Statements on Form S-3 (Nos. 333-14017 and 333-69541) and in Registration Statements on Form S-8 (Nos. 2-90736, 33-56842, 333-18879, 333-40877, 333-73437 and 333-78993) of Rohm and Haas Company of
our report dated July 29, 1998, with respect to the consolidated financial statements and schedule of Morton International, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended June 30, 1998, filed with the Securities and Exchange Commission.


                                    /s/ Ernst & Young LLP



Chicago, Illinois
June 30, 1999